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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 13, 2002

                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                        001-10570               63-0084140
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
      incorporation)                                         Identification No.)



     5500 Northwest Central Drive
             Houston, Texas                                        77092
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 462-4239

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Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of the business acquired.

                  Not Applicable

         (b)      Pro forma financial information.

                  Not Applicable

         (c)      Exhibits

          99.1 Statement under oath of Principal Executive Officer regarding facts and circumstances relating to Exchange Act filings

          99.2 Statement under oath of Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings

Item 9.           Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 13, 2002, BJ Services Company submitted to the Securities and Exchange Commission the statements under oath of its Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as required by SEC Order No. 4-460. Copies of these statements are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BJ SERVICES COMPANY

                                    By:  /s/ Margaret Barrett Shannon
                                         ---------------------------------------
                                         Margaret Barrett Shannon
                                         Vice President -- General
                                         Counsel and Secretary

Date:    August 13, 2002